Piper Sandler East Coast Financial Services Conference November 2020 Chris Oddleifson - Chief Executive Officer Gerard Nadeau - President and Chief Commercial Banking Officer Robert Cozzone - Executive Vice President and Chief Operating Officer Mark Ruggiero - Chief Financial Officer and Chief Accounting Officer

Who We Are • Independent Bank Corp. (Nasdaq: INDB) ◦ Main Banking Sub: Rockland Trust • Market Cap: $2.2B (as of November 9, 2020) Market: Loans: $9.4B Eastern Massachusetts 97 Branches Deposits: $10.9B Wealth Mgmt: AUA $4.5B Non-int. Income: 24.4% of revenue (2)

Key Messages - Core Franchise • Extensive history of strong financial performance • Strong capital levels • Demonstrated resiliency in prior crises • Proven integrator of acquired banks • Expanding footprint in growth markets • Healthy loan and core deposit originations • Diversified fee income business lines • Strong operating efficiency • Tangible book value steadily growing* (3) • Disciplined risk management culture *See appendix A for reconciliation

Recent Accomplishments • Seven consecutive years of record operating earnings through 2019** • Strong new business generation despite pandemic • Growing presence in Worcester County • Growth initiatives – online account opening, credit card launch, de novo branches, expanded digital offerings, enhanced mortgage capabilities, senior talent adds • Completed 1.5M share repurchase program (4) **See appendix B for reconciliation

Expanding Company Footprint % of Market Share INDB Dep. Plymouth County Rank 2020 1 24.9% 36% Norfolk County Rank 2020 3 6.0% 19% Barnstable County (Cape Cod) Rank 2020 4 11.0% 9% Bristol County Rank 2020 5 8.3% 10% Middlesex County Rank 2020 21 1.1% 8% Suffolk County Rank 2020 11 0.8% 10% Dukes County (MV) Rank 2020 2 17.3% 2% Worcester County Rank 2020 18 1.7% 3% (5) Nantucket County Rank 2020 1 36.6% 3% Source: SNL Financial; Deposit/Market Share data as of June 30, 2019

COVID-19 Pandemic Key Messages • Customer support a key priority • Maintaining high service levels and operational availability • Proactive credit monitoring and problem resolution • Loan deferral levels declining • Focused intensely on physical and financial well-being of employees • Have the people, business model, and balance sheet to persevere and regain business and financial momentum (6)

COVID-19 Pandemic Action Steps • Revised initial CECL assumptions ◦ Leveraging Moody's economic forecasts ◦ Added qualitative analyses of various exposures • Granted relief to customers ◦ Delayed payments, waived fees, etc. • Enhanced credit monitoring of financial statements and cash flows • Participated in PPP program ◦ Processed approx 6,100 loans totaling $812M • Branch strategy balancing customer access and (7) employee safety

Loan Portfolio - Commercial Diversification Total Commercial Real Estate Total C&I Loan Portfolio Portfolio $2.1B as of 9/30/20 $4.7B as of 9/30/20 All Other 13.2% All Other (11 Sectors): 21.2% Strip Malls 5.7% Residential - Retail Trade: 15.9% * Related 30.4% Finance and Insurance:3.7% Hotels/Motels 8.8% Administrative Support/Waste Real Estate/Rental and Industrial Office Buildings 16.4% Mgmt/Remediation Leasing: 12.1% Warehouse 10.0% Services 8.4% Commercial Accommodation and food Manufacturing: 9.0% Buildings 15.5% services: 6.8% Construction: 14.4% *Includes 1-4 Family, multifamily, Condos and Approved Land CRE C&I ($ Bil.) ($ Bil.) CRE NOO CRE/Capital** $2.5 $4.7 $2.1 $5.0 $4.5 $2.0 $4.0 $3.5 $3.6 $1.5 $1.4 $3.0 315% 300% $1.1 $1.0 $0.9 $2.0 (8) 290% $1.0 281% $0.5 269% 250% $0.0 $0.0 2017 2018 2019 3Q20 2017 2018 2019 3Q20 **Non-Owner Occupied Commercial Real Estate divided by Total Capital

Credit Review - Potentially Impacted COVID-19 Industries The table below provides total outstanding balances of commercial loans as of September 30, 2020 within industries that could potentially be more impacted by the COVID-19 pandemic: Highly Impacted COVID-19 Industries - Balances September 30, 2020 (1) (Dollars in thousands) Accommodations $ 420,099 Food Services 154,846 Retail Trade 493,270 Other Services (except Public Administration) 147,984 Arts, Entertainment, and Recreation 97,962 Total $ 1,314,161 (1) Amounts presented above exclude $182.3 million of processed PPP loans. Accommodations Balance $ 420,098.67 Average borrower loan size $ 4,194 % secured by real estate 99.7 % Weighted average loan to value 52.2 % Other information: – The accommodation portfolio consists of 71 properties representing a combination of flagged (61%) and non-flagged (39%) hotels, motels and inns. – Properties deemed to be located in areas of leisure comprise $169.8 million, or 41% of the total accommodation portfolio. – Approximately 90% of the balances outstanding are secured by properties located within the six New England states with the largest concentration in Massachusetts (60%). Food Services Balance $ 154,846 Average borrower loan size $ 417 (9) % secured by real estate 61.5 % Weighted average loan to value 50.3 % Other information: – The food services portfolio includes full-service restaurants (65%), limited service restaurants and fast food (33%), and other types of food service (caterers, bars, mobile food service 2%).

Credit Review - Potentially Impacted COVID-19 Industries - Cont'd Retail Trade Balance $ 493,270 Average borrower loan size $ 485 % secured by real estate 43.8 % Weighted average loan to value 55.4 % Other information: – The retail trade portfolio consists broadly of food and beverage stores (42%), motor vehicle and parts dealers (26%), gasoline stations (14%), and all other retailers account for (18%). – Collateral for these loans varies and may consist of real estate, motor vehicles inventories, other types of inventories and general business assets. Other Services (except Public Administration) Balance $ 147,984 Average borrower loan size $ 258 % secured by real estate 51.2 % Weighted average loan to value 48.4 % Other information: – The other services portfolio consists of various for-profit and not-for-profit services diversified across religious, civic and social service organizations (42%), repair and maintenance business (30%) and personal services, including car washes, beauty salons, laundry services, funeral homes, pet care and other types of services (28%). Arts, Entertainment, and Recreation Balance $ 97,962 Average borrower loan size $ 769 % secured by real estate 83.8 % Weighted average loan to value 50.8% (10) Other information: – Amusement, gambling and recreational industries make up a majority of this category (95%) and include amusement/theme parks, bowling centers, fitness centers, golf courses, marinas, and other recreational industries. Other industries including museums, performing arts, and spectator sports account for the remaining outstanding balances (5%).

Credit Review - Loan Deferrals

Loan Modification Requests by Loan Category:

	Deferral of Principal and Interest	Deferral of Principal Only	Deferral of Interest Only	Total Deferrals	Total Portfolio	% Deferral
	(Dollars in thousands)					
Commercial and industrial	$ 5,658	$ 33,032	$ 582	$ 39,272	$ 2,062,345	1.9 %
Commercial real estate (1)	230,873	228,521	26,561	485,955	4,698,798	10.3 %
Business Banking	1,047	4,339	236	5,622	167,632	3.4 %
Residential real estate	37,173	2,515	—	39,688	1,352,305	2.9 %
Home equity	6,667	—	6,482	13,149	1,101,054	1.2 %
Consumer	94	—	—	94	23,059	0.4 %
Total active deferrals as of September 30, 2020	$ 281,512	$ 268,407	$ 33,861	$ 583,780	$ 9,405,193	6.2 %

(1) Balances include commercial construction deferrals.

Deferrals by Industry	September 30, 2020
	(Dollars in thousands)
Highly Impacted Industries	
Accommodation	$ 209,288
Food Services	26,679
Retail Trade	9,649
Other Services (except Public Administration)	17,928
Arts, Entertainment, and Recreation	37,703
Total Highly Impacted Industries	301,247
Other Industries	
Real Estate and Leasing	175,270
Health Care and Social Assistance	21,503
Transportation and Warehousing	13,679
Educational Services	665
All Other Industries	19,218
Total Other Industries	230,335
Consumer (residential, home equity and other)	52,198
Grand Total	$ 583,780

INDEPENDENT BANK CORP.

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Asset Quality: Well Managed NPLs • Disciplined underwriter Other Consumer 0.1% • Low loss rates Small Business 0.6% C&I 37.7% • High average FICOs and low CRE 38.9% average LTVs in consumer book • 3Q NPL & NCO increases related to 3 credits in identified COVID- exposed industries Home Equity 6.3% Residential 16.5% NPLs Net Charge-offs ($Mil.) ($Mil.) 1.04% 6bps 7bps $140.0 10% $4.0 8bps 0.78% 3bps $120.0 0.66% $98.0 0.80% $3.0 6bps $100.0 0.54% 2bps * $80.0 0.60% $2.0 $3.9 $4.6 4bps $60.0 $49.6 $45.4 $48.0 0.40% $2.6 $40.0 $1.0 2bps $20.0 0.20% $1.1 $0.0 00% $0.0 0bps 2017 2018 2019 3Q20 2017 2018 2019 YTD20 (12) NPLs ($Mil) NPL/Loan% Net Charge-offs Loss Rate * Annualized

Financial Performance - Strong Fundamentals Longer Term Trends Net Income ($Mil)* $165.2 +38% CAGR $6 • Robust loan/deposit $150.0 $121.6 $5 originations $125.0 $5.03 $100.0 $87.2 • Strong core deposit base $4.40 $86.5 $4 $75.0 $2.59 • Low funding costs $3 • Powerful mortgage platform $50.0 $3.19 $2 • Asset management growth $25.0 $0.0 $1 • Low credit loss rates 2017 2018 2019 YTD20 • Strong operating efficiency Net Income Diluted EPS • Accretive acquisitions • TBV steadily growing* 2020 Factors Operating Earnings ($Mil)** +42% CAGR $184.6 $6 • Elevated loan loss provision; $52.5MM (YTD) $150.0 $129.8 $5.62 $4.69 $4 • Pressured net interest margin $100.0 $91.7 $87.0 • Lower fee income including $3.35 $2.61 $2 July 1 Durbin impact $50.0 (13) $0.0 $0 2017 2018 2019 YTD20 * See appendix A for reconciliation Operating Earnings Operating EPS **See appendix B for reconciliation

Low Cost Deposit Base Total Deposits $10.9B • Sizable demand deposit component 3Q 2020 CDs • Record new checking account openings 10% in 3Q Demand Deposits 34% • <1% of HH's are CD only Savings/Now • Valuable source of liquidity 36% • Relationship-based approach Money Market 20% • Expanded digital access • Growing commercial base Core Deposits ($ Bil.) Cost of Deposits $10.0 90.1% 88.7% 88.0% 100.0% 0.50% 79.9% $8.0 80.0% 0.40% 0.47% $6.0 60.0% 0.30% $9.5 0.31% $4.0 $7.6 40.0% 0.29% $6.1 $6.6 0.20% (14) $2.0 20.0% 0.19% 0.10% $0.0 0.0% 2017 2018 2019 3Q20 00% 2017 2018 2019 YTD20 Core Deposits Core to Total

Investment Management: Transformed Into High Growth Business Longer Term Trends AUAs • Successful business model ($ Bil.) CAGR+10% • Growing source of fee revenues $4.6 $4.5 • Strong feeder business from Bank $3.5 $3.6 • Expanding investment center locations 2017 2018 2019 3Q20 • Adding experienced professionals • Capitalizing on cross-sell opportunity in Revenues acquired bank markets CAGR+10% ($ Mil.) • Exceeded $500 mil. in AUM on Cape Cod $23.8 $26.2 $28.7 $21.7 2020 Factors 2017 2018 2019 YTD20 (15) • Volatile equity market and pandemic uncertainty impacting AUA levels and new account generation •

Strong Capital Position • Strong internal capital generation Cash Dividends Declared Per Share $2.00 $1.76 • History of healthy dividend increases $1.52 $1.38 $1.50 $1.28 • TBV rising even with multiple acquisitions $1.00 $0.50 • No storehousing of excess capital $0.00 2017 2018 2019 YTD20 • Completed 1.5 million share repurchase for $95.1MM during 2020 Book Value Tangible Book Value* $51.27 $35.17 $49.69 25% $34.11 $50 $35.0 14% $28.57 $38.23 20% $30.0 $25.60 12% $40 $34.38 14.99% $25.0 10% 12.13% 12.83% $30 11.68% 15% $20.0 10.80% 8% 8.96% 9.35% 9.17% $15.0 $20 10% 6% 10.69% 11.28% 10.04% 9.52% $10.0 4% $10 5% $5.0 2% $0 0% $0.0 0% (16) 2017 2018 2019 3Q20 2017 2018 2019 3Q20 Book Value Per Share Equity/Assets % TBV Per Share Tier 1 Leverage Tangible Equity/Tangible Assets % * See appendix A for reconciliation

Building Franchise Value Disciplined Acquisitions Slade’s Ferry Benjamin Central Mayflower Peoples Federal Bancorp Franklin Bancorp Bancorp Bancorp Bancshares Mar '08 Apr '09 Nov '12 Nov '13 Feb '15 $630mm Assets $994mm Assets $537mm Assets $243mm Assets $640 mm Assets $411mm Deposits $701mm Deposits $357mm Deposits $219mm Deposits $432mm Deposits 9 Branches 11 Branches 10 Branches 8 Branches 8 Branches Deal Value: $102.2 MM Deal Value: $84.5MM Deal Value: $52.0MM Deal Value: $40.3MM Deal Value: $141.8MM New England Bancorp Island Bancorp MNB Bancorp Blue Hills Bancorp Nov '16 May '17 Nov '18 Apr '19 $276mm Assets $194mm Assets $369mm Assets $2.5B Assets $176mm Deposits $171mm Deposits $278mm Deposits $1.9B Deposits 4 Branches 4 Branches 3 Branches 11 Branches Deal Value: $41.7MM Deal Value: $29.0MM Deal Value: $56.12MM Deal Value: $667.7 MM (17) All Acquisitions Immediately Accretive Deal metrics based on closing price and actual acquired assets

Major Opportunities in Acquired Bank Markets: Capitalizing on Rockland Trust Brand Investment Commercial Banking Management • Sophisticated products • $4.5 billion AUA • Expanded capacity • Wealth/Institutional • In-depth market • Strong referral knowledge network Acquired Bank Customer Bases (18) Retail/Customer • Expanded digital & product offerings • Extensive mortgage origination capacity • Award-winning customer service

Sustaining Business Momentum Business Line Focal Points • Expand Market Presence/Recruit Seasoned Lenders • Grow Client Base • Expand Specialty Products, e.g. ABL, Floorplan • Increased Lending Capacity • Continue to Drive Household Growth • Expand Digital Offerings • Expedite New Account Openings • Optimize Branch Network • Capitalize on Strong Market Demographics • Continue Strong Branch/Commercial Referrals • Recruit Senior Professionals • Expand Investment Center Network • Scalable Resi Mortgage Origination Platform (19) • Capitalize on New Credit Card Offerings • Continue Aggressive H.E. Marketing

INDB Investments Merits • High quality franchise in attractive markets • Regained momentum following prior crises • Consistent, strong financial performance • Strong organic business volumes All Acquisitions Immediately Accretive • Growing brand recognition • Leverageable operating platform • Capitalizing on in-market consolidation opportunities • Diligent stewards of shareholder capital • Grounded management team (20) All Acquisitions Immediately Accretive

Appendix A: Non-GAAP Reconciliation of Capital Metrics The following table reconciles Book Value per share, which is a GAAP based measure to Tangible Book Value per share, which is a non-GAAP based measure. It also reconciles the ratio of Equity to Assets, which is a GAAP based measure, to Tangible Equity to Tangible Assets, a non-GAAP measure, for the dates indicated: 2017 2018 2019 YTD20 Tangible common equity Stockholders' equity (GAAP) $ 943,809 $ 1,073,490 $ 1,708,143 $ 1,689,724 (a) Less: Goodwill and other intangibles 241,147 271,355 535,492 530,749 Tangible common equity 702,662 802,135 1,172,651 1,158,975 (b) Tangible assets Assets (GAAP) 8,082,029 8,851,592 11,395,165 13,173,665 (c) Less: Goodwill and other intangibles 241,147 271,355 535,492 530,749 Tangible assets 7,840,882 8,580,237 10,859,673 12,642,916 (d) Common shares 27,450,190 28,080,408 34,377,388 32,955,547 (e) Common equity to assets ratio (GAAP) 11.68% 12.13% 14.99% 12.83% (a/c) Tangible common equity to tangible assets ratio 8.96% 9.35% 10.80% 9.17% (b/d) (Non-GAAP) Book Value per share (GAAP) $ 34.38 $ 38.23 $ 49.69 $ 51.27 (a/e) Tangible book value per share (Non-GAAP) $ 25.60 $ 28.57 $ 34.11 $ 35.17 (b/e) (21)

Appendix B: Non-GAAP Reconciliation of Earnings Metrics

The following table reconciles net income and diluted EPS, which are GAAP measures, to operating earnings and diluted EPS on an operating basis, which are Non-GAAP Measures as of the time periods indicated:

	2017		2018		2019		YTD20		
	(Dollars in thousands, except per share data)								
Net income available to common shareholders (GAAP)	$ 87,204	$ 3.19	$ 121,622	$ 4.40	$ 165,175	$ 5.03	$ 86,526	$ 2.59	(a)
Non-GAAP adjustments									
Noninterest income components									
Gain on sale of loans	—	—	—	—	951	0.03	—	—	
Noninterest expense components									
Loss on termination of derivatives	—	—	—	—	—	—	684	0.02	
Merger and acquisition expenses	3,393	0.12	11,168	0.40	26,433	0.80	—	—	
Total impact of noncore items	3,393	0.12	11,168	0.40	27,384	0.77	684	0.02	
Less - net tax benefit associated with noncore items (1)	(1,241)	(0.05)	(2,967)	(0.11)	(6,686)	(0.20)	(192)	(0.01)	
2017 Tax Act: revaluation of net deferred tax assets	1,895	0.07	—	—	—	—	—	—	
2017 Tax Act: revaluation of LIHTC investments	466	0.02	—	—	—	—	—	—	
Add - adjustment for tax effect of previously incurred merger and acquisition expense	—	—	—	—	650	0.02	—	—	
Total tax impact	1,120	0.04	(2,967)	(0.11)	(6,036)	(0.18)	(192)	(0.01)	
Net operating earnings (Non-GAAP)	$ 91,717	$ 3.35	$ 129,823	$ 4.69	$ 184,621	$ 5.62	$ 87,018	$ 2.61	(b)
Average assets	$ 7,890,765		$ 8,305,174		$ 10,875,297		$ 12,408,204	(c)	
Average equity	$ 912,984		$ 987,988		$ 1,521,921		$ 1,699,109	(d)	
Return on average assets	1.11 %		1.46 %		1.52 %		0.93 %	(a/(c))	
Return on average assets on an operating basis	1.16 %		1.56 %		1.70 %		0.94 %	(b)/(c))	
Return on average common equity	9.55 %		12.31 %		10.85 %		6.80 %	(a)/(d))	
Return on average common equity on an operating basis	10.05 %		13.14 %		12.13 %		6.84 %	(b)/(d))	

(1) The net tax benefit associated with noncore items is determined by assessing whether each noncore item is included or excluded from net taxable income and applying the Company's combined marginal tax rate to only those items included in net taxable income.

INDEPENDENT BANK CORP.

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Appendix C: Current Expected Credit Loss ("CECL") September 30 June 30 March 31 January 1 December 31 2020 2020 2020 2020 2019 Incurred Loss CECL Methodology Methodology (Dollars in thousands) Commercial and industrial $ 28,219 $ 25,662 $ 21,649 $ 15,659 $ 17,594 Commercial real estate 39,386 36,956 29,498 20,224 32,935 Commercial construction 5,210 4,501 3,747 2,401 6,053 Small business 4,593 4,561 3,829 2,241 1,746 Residential real estate 14,163 15,046 14,847 13,691 3,440 Home equity 23,572 24,860 17,910 12,907 5,576 Other consumer 482 590 896 637 396 Total allowance for credit losses $ 115,625 $ 112,176 $ 92,376 $ 67,760 $ 67,740 Total Loans (GAAP) $ 9,405,193 $ 9,359,648 $ 8,916,430 $ 8,873,639 $ 8,873,639 Total Loans, excluding PPP (Non-GAAP) $ 8,593,470 $ 8,566,665 $ 8,916,430 $ 8,873,639 $ 8,873,639 Allowance as a % of total loans (GAAP) 1.23% 1.20% 1.04% 0.76% 0.76 % Allowance as a % of total loans, excluding PPP (Non-GAAP) 1.35% 1.31% 1.04% 0.76% 0.76% (23)

NASDAQ Ticker: INDB www.rocklandtrust.com Mark Ruggiero – CFO & Chief Accounting Officer Shareholder Relations: (781) 982-6737 Statements contained in this presentation that are not historical facts are “forward-looking statements” that are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time. (24)